MAINSTAY VP FUNDS TRUST

MainStay VP Natural Resources Portfolio
(the “Portfolio”)

Supplement dated September 1, 2021 (“Supplement”) to the Summary Prospectus, Prospectus and
Statement of Additional Information (“SAI”), each dated May 1, 2021, as supplemented

Capitalized terms and certain other terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to them in the Summary Prospectus, Prospectus or SAI:

Effective immediately, the portfolio managers from Mellon Investments Corporation who manage the day-to-day investment operations of the Portfolio will transition from Mellon Investments Corporation to Newton Investment Management North America, LLC, both of which are entities under the common control of The Bank of New York Mellon. The transition of the portfolio managers from Mellon Investments Corporation to Newton Investment Management North America, LLC will not impact the investment strategies or risks of the Portfolio.

At a meeting held on June 23, 2021, the Board of Trustees of MainStay VP Funds Trust approved the assumption by Newton Investment Management North America, LLC of the subadvisory agreement between Mellon Investments Corporation and New York Life Investment Management LLC (“New York Life Investments”) with respect to the Portfolio. As a result, under the supervision of New York Life Investments, Newton Investment Management North America, LLC will be responsible for the management of the day-to-day investment operations of the Portfolio. There will be no change in the management fees paid to New York Life Investments by the Portfolio, or in the subadvisory fees paid by New York Life Investments with respect to the Portfolio. Accordingly, effective immediately, all references to Mellon Investments Corporation as subadvisor to the Portfolio are hereby replaced with Newton Investment Management North America, LLC, as applicable.

Effectively immediately, in “The Fund and its Management” section of the Prospectus, under “Who Manages Your Money?,” the following is added:

Newton Investment Management North America, LLC (“NIMNA”) is located at BNY Mellon Center, 201 Washington Street, Boston, Massachusetts 02108. NIMNA is an indirect subsidiary of The Bank of New York Mellon Corporation. NIMNA was established in 2021, comprised of equity and multi-asset teams from an affiliate, Mellon Investments Corporation. As of July 31, 2021, the assets managed by Mellon Investment Corporation that are expected to transition to NIMNA on September 1, 2021 total approximately $78.59 billion. NIMNA is the Subadvisor to the MainStay VP Natural Resources Portfolio.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.